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                           DOVER RESPONSIBILITY FUND

                      Supplement Dated December 18, 2006
                       to Prospectus Dated March 1, 2006

Effective immediately, Dover Responsibility Fund (the "Fund"), a series of the Forum Funds (the "Trust") has appointed Douglas R. Cliggott as Chief Investment Officer of Dover Corporate Responsibility Management, LLC (the "Adviser") and as Portfolio Manager of the Fund. Mr. Cliggott is responsible for the day-to-day management of the Fund.

Prior to joining the Adviser in the role of Chief Investment Officer, Doug served as President and Chief Investment Officer of Race Point Asset Management, LLC (2005--2006) where he managed an alternative investment fund. He also served from 2002 until 2004 as the President of B & P Research, a Swedish based investment firm, where he advised portfolio managers on US macro events and sector strategies. From 1996 until 2002, Doug was the US Equity Market Strategist at J.P. Morgan Securities where he developed a framework for sector and industry allocation. He also worked as a strategist and economist at Merrill Lynch, Den Danske Bank, Alfred Berg and the Conference Board. He holds a Bachelor of Arts in Economics degree from the University of Massachusetts and a Masters in Economics degree from The New School.

The Fund's prior Portfolio Manager, Christopher Wolf, resigned on September 15, 2006. In the interim, Niladri Mukherjee, who has conducted quantitative and fundamental securities analyses for the Adviser since 2003, served as Portfolio Manager for the Fund.

                      PLEASE RETAIN FOR FUTURE REFERENCE.